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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 28, 2000
                           FAMILY GOLF CENTERS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-25098                11-3223246
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                              538 Broadhollow Road
                            Melville, New York 11747

                         (Address of principal executive
                           offices including zip code)

                                 (631) 694-1666

                         (Registrant's telephone number,
                              including area code)

                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

Family Golf Centers, Inc. announced today that its Board of Directors accepted the resignation of John J. Caliolo as the Company's Chief Financial Officer, effective August 28, 2000. Mr. Caliolo resigned for personal reasons. The Company has not named a new CFO.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAMILY GOLF CENTERS, INC.
                                                  (Registrant)

Dated  August 31, 2000                     By:  /s/ Pamela S. Charles
                                           -------------------------------------
                                                Pamela S. Chares,
                                                Vice President and Secretary